Vanguard ESG U.S. Stock ETF

Supplement Dated May 31, 2024, to the Prospectus and Summary Prospectus Dated December 22, 2023

Important Changes to Vanguard ESG U.S. Stock ETF (the Fund)

In accordance with approval granted by the Fund's Board of Trustees in July 2019, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading "Principal Investment Strategies" in the ETF Summary section:

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.

The following is added under the heading "Principal Risks" in the ETF Summary section:

•Nondiversification risk. Because the Fund seeks to closely track the composition of the Fund's target index, from time to time, more than 25% of the Fund's total assets may be invested in issuers representing more than 5% of the Fund's total assets due to an index rebalance or market movement, which would result in the Fund being nondiversified under the Investment Company Act of 1940. The Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund's shares may experience significant fluctuations in value.

•Sector risk, which is the change that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Fund's assets are invested in the information technology sector, the Fund's performance is impacted by the general condition of that sector. Companies in the information technology sector could be affected by, among other things, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Sector risk is expected to be high for the Fund.

© 2024 The Vanguard Group, Inc. All rights reserved.	PS 4393B 052024
Vanguard Marketing Corporation, Distributor.

Vanguard World Fund

Supplement Dated May 31, 2024, to the Statement of Additional Information Dated December 22, 2023

Important Changes to Vanguard ESG U.S. Stock ETF

In accordance with approval granted by the Fund's Board of Trustees in July 2019, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Statement of Additional Information Text Changes

In the Fundamental Policies section, the second paragraph under the heading "Diversification" on page B-4 is amended to include Vanguard ESG U.S. Stock ETF.

At the end of the Fundamental Policies section, the sentence in bold type ("Shareholder approval will not be sought"") on page B-5 is amended to include Vanguard ESG U.S. Stock ETF.

© 2024 The Vanguard Group, Inc. All rights reserved.	SAI 023B 052024
Vanguard Marketing Corporation, Distributor.